Exhibit 99.7

 Compelling, Certain, Premium Value for Amicus Stockholders  Accelerating Progress for the Rare Disease Community and Maximizing Value for Amicus Stockholders   “I am enormously proud of our Amicus team. Together with our partners in the rare disease community, we created a truly patient-centric biotech and successfully developed two transformative medicines for people living with rare diseases, which impacted the lives of more than 3,400 patients around the world,” said Bradley L. Campbell, President and Chief Executive Officer of Amicus. “With BioMarin’s unwavering commitment to patients, along with greater resources and scale, Amicus’ medicines will reach even more patients around the world, faster. We are confident that this acquisition is in the best interests of our stockholders by providing compelling, certain and premium value, and will accelerate progress for the rare disease community.”  Why did Amicus enter this agreement? Why does the Board of Directors believe it is in the best interest of the Company and Amicus stockholders?  We entered this agreement because it meets our two primary obligations: to the rare disease community, it will accelerate the ability to bring our products to more patients faster than we could alone; to stockholders, it delivers compelling, certain, premium value to them.  Can Amicus stockholders continue to buy / sell Amicus’ stock prior to the transaction closing?  Until the closing of the transaction, Amicus’ stock will continue to trade on the public NASDAQ market just as it does today, and Amicus stockholders can continue to buy / sell the Company’s stock.  When / how will stockholders receive the $14.50 per share in cash?  All Amicus stockholders, at the time of the closing, will receive $14.50 per share. Funds will automatically be distributed through usual brokerage accounts or other accounts where shares are held.  Will the $14.50 per share in cash be taxable to stockholders?  The per share cash payment is taxable, although stockholders should consult their own financial advisor as it relates to their specific tax considerations.   The transaction is subject to approval by Amicus stockholders. How do stockholders vote on the transaction? Is there anything for stockholders to do now?  Amicus stockholders do not need to take any action at this time. In the coming months, we will schedule a Special Meeting of Stockholders to vote on the transaction. Well in advance of that meeting, stockholders as of the record date will receive information about how to vote on the transaction.   Bradley L. Campbell,   President and CEO of Amicus   All-cash transaction of $14.50 per Amicus share, reflecting a total equity value of ~$4.8B  33% premium to Amicus’ last close on stock price on Dec. 18, 2025   46% premium to 30-day VWAP and 58% premium to 60-day VWAP as of Dec. 18, 2025   Clear path to close  Expected to close in 2Q 2026   Unanimously approved by boards of both companies  Subject to regulatory clearances, approval by Amicus stockholders and other customary closing conditions   This transaction is not subject to financing conditions

 Important Information and Where to Find It  In connection with the proposed acquisition of Amicus by Parent (the “Transaction”), Amicus intends to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:     Andrew Faughnan   (609) 662-3809   afaughnan@amicusrx.com     No Offer or Solicitation  This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.   Participants in the Solicitation  Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and (ii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iii) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Amicus in connection with the proposed transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Amicus directors and executive officers in the transaction, which may be different than those of Amicus stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.   Forward Looking Statements     This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the Transaction in the second quarter of the calendar year 2026; and the timing of the filing of the proxy statement for the Amicus’ special stockholder meeting in connection with the Transaction. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain shareholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.